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                                                            Exhibit   23.1









                       CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 11, 1997 (except Note 14, as to which the date is February 11, 1998) in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-45573) and related Prospectus of Waterlink, Inc. for the registration of 430,000 shares of its common stock.




                                        /s/ Ernst & Young LLP
                                        ERNST & YOUNG LLP




Canton, Ohio
February 11, 1998